Exhibit 99.2

Supplemental Financial Information November 5, 2020

Supplemental Financial Information For the quarter ended September 30, 2020 November 5, 2020

Supplemental Financial Information November 5, 2020

Supplemental Financial Information November 5, 2020

Supplemental Financial Information November 5, 2020

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

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Supplemental Financial Information November 5, 2020

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of November 5, 2020 has interests in 19 hotels comprised of 9,997 rooms. Sunstone is the premier steward of Long-Term Relevant Real Estate® (“LTRR®”) in the lodging industry. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be LTRR® in the United States, specifically hotels in urban and resort locations that benefit from barriers to entry and diverse economic drivers. The majority of Sunstone’s hotels are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

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Supplemental Financial Information November 5, 2020

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the impact on the Company’s business of the COVID-19 global pandemic and the response of governments and the Company to the outbreak; increased risks related to employee matters, including increased employment litigation and claims for severance or other benefits tied to termination or furloughs as a result of temporary hotel suspensions or reduced hotel operations due to COVID-19; the impact on our business of existing defaults or potential defaults by us on our debt agreements or leases; general economic and business conditions, including a U.S. recession, trade conflicts and tariffs between the U.S. and its trading partners, changes in the European Union or global economic slowdown, which may diminish the desire for leisure travel or the need for business travel, as well as any type of flu or disease-related pandemic or the adverse effects of climate change, affecting the lodging and travel industry, internationally, nationally and locally; the Company’s need to operate as a REIT and comply with other applicable laws and regulations, including new laws, interpretations or court decisions that may change the federal or state tax laws or the federal or state income tax consequences of the Company’s qualification as a REIT; rising hotel operating costs due to labor costs, workers’ compensation and health-care related costs, including the impact of the Patient Protection and Affordable Care Act or its potential replacement, utility costs, insurance and unanticipated costs such as acts of nature and their consequences and other factors that may not be offset by increased room rates; relationships with, and the requirements and reputation of, the Company’s franchisors and hotel brands; relationships with, and the requirements, performance and reputation of, the managers of the Company’s hotels; the ground, building or airspace leases for four of the 19 Hotels the Company has interests in as of the date of this presentation; competition for the acquisition of hotels, and the Company’s ability to complete acquisitions and dispositions; performance of hotels after they are acquired; new hotel supply, or alternative lodging options such as timeshare, vacation rentals or sharing services such as Airbnb, in the Company’s markets, which could harm its occupancy levels and revenue at its hotels; competition from hotels not owned by the Company; the need for renovations, repositionings and other capital expenditures for the Company’s hotels; the impact, including any delays, of renovations and repositionings on hotel operations; changes in the Company’s business strategy or acquisition or disposition plans; the Company’s level of debt, including secured, unsecured, fixed and variable rate debt; financial and other covenants in the Company’s debt and preferred stock; the Company’s hotels may become impaired, or its hotels which have previously become impaired may become further impaired in the future, which may adversely affect its financial condition and results of operations; volatility in the capital markets and the effect on lodging demand or the Company’s ability to obtain capital on favorable terms or at all; potential adverse tax consequences in the event that the Company’s operating leases with its taxable REIT subsidiaries are not held to have been made on an arm’s-length basis; system security risks, data protection breaches, cyber-attacks, including those impacting the Company’s hotel managers or other third parties, and systems integration issues; other events beyond the Company’s control, including natural disasters, terrorist attacks or civil unrest; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

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Supplemental Financial Information November 5, 2020

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

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Supplemental Financial Information November 5, 2020

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash

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Supplemental Financial Information November 5, 2020

finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles (prior to the hotel’s sale in October 2019) and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net (loss) income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

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Supplemental Financial Information November 5, 2020

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 5, 2020

Condensed Consolidated Balance Sheets
Q3 2020 – Q3 2019

(In thousands)	September 30, 2020 (1)	June 30, 2020 (2)	March 31, 2020 (3)	December 31, 2019 (4)	September 30, 2019 (5)
Assets
Investment in hotel properties:
Land	$581,426	$581,426	$600,649	$601,181	$605,581
Buildings & improvements	2,707,102	2,694,935	2,800,187	2,950,534	2,968,241
Furniture, fixtures, & equipment	464,588	460,526	496,312	506,754	512,333
Other	64,880	72,775	71,327	73,992	68,677
	3,817,996	3,809,662	3,968,475	4,132,461	4,154,832
Less accumulated depreciation & amortization	(1,196,520)	(1,164,181)	(1,212,063)	(1,260,108)	(1,243,980)
	2,621,476	2,645,481	2,756,412	2,872,353	2,910,852

Finance lease right-of-use assets, net	46,549	46,917	47,284	47,652	48,019
Operating lease right-of-use assets, net	39,489	40,351	41,198	60,629	61,512
Other noncurrent assets, net	16,510	15,415	16,390	24,608	25,348

Current assets:
Cash and cash equivalents	461,288	540,420	847,445	816,857	730,039
Restricted cash	42,346	45,960	53,485	48,116	46,206
Other current assets, net	19,124	12,474	37,326	48,759	58,380
Assets held for sale, net	—	76,683	—	—	18,481
Total assets	$3,246,782	$3,423,701	$3,799,540	$3,918,974	$3,898,837

*Footnotes on following page

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Supplemental Financial Information November 5, 2020

Condensed Consolidated Balance Sheets
Q3 2020– Q3 2019 (cont.)

(In thousands)	September 30, 2020 (1)	June 30, 2020 (2)	March 31, 2020 (3)	December 31, 2019 (4)	September 30, 2019 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$188,096	$188,757	$82,189	$82,109	$6,271
Other current liabilities	99,679	97,129	104,029	243,443	114,805
Liabilities of assets held for sale	—	—	—	—	12,446
Total current liabilities	287,775	285,886	186,218	325,552	133,522

Notes payable, less current portion, net	743,545	829,673	1,187,468	888,954	966,496
Finance lease obligations, less current portion	15,569	15,570	15,570	15,570	15,571
Operating lease obligations, less current portion	45,939	47,206	48,460	49,691	50,905
Other liabilities	25,909	25,374	24,818	18,136	19,824
Total liabilities	1,118,737	1,203,709	1,462,534	1,297,903	1,186,318

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000
6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000
Common stock, $0.01 par value, 500,000,000 shares authorized	2,156	2,156	2,155	2,249	2,249
Additional paid in capital	2,584,005	2,581,637	2,578,445	2,683,913	2,681,754
Retained earnings	951,765	1,041,056	1,156,394	1,318,455	1,274,039
Cumulative dividends and distributions	(1,640,178)	(1,636,970)	(1,633,763)	(1,619,779)	(1,483,907)
Total stockholders' equity	2,087,748	2,177,879	2,293,231	2,574,838	2,664,135
Noncontrolling interest in consolidated joint venture	40,297	42,113	43,775	46,233	48,384
Total equity	2,128,045	2,219,992	2,337,006	2,621,071	2,712,519
Total liabilities and equity	$3,246,782	$3,423,701	$3,799,540	$3,918,974	$3,898,837

(1)	As presented on Form 10-Q to be filed in November 2020.
(2)	As presented on Form 10-Q filed on August 5, 2020.
(3)	As presented on Form 10-Q filed on May 11, 2020.
(4)	As presented on Form 10-K filed on February 19, 2020.
(5)	As presented on Form 10-Q filed on November 5, 2019.

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Supplemental Financial Information November 5, 2020

Consolidated Statements of Operations
Q3 and Q3 YTD 2020/2019

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2020	2019	2020	2019
Revenues
Room	$16,266	$200,242	$147,535	$580,835
Food and beverage	2,109	61,366	50,312	206,183
Other operating	10,535	20,031	32,699	55,197
Total revenues	28,910	281,639	230,546	842,215
Operating expenses
Room	13,715	52,514	65,037	152,606
Food and beverage	7,748	44,928	54,533	140,149
Other operating	1,295	4,162	6,283	12,494
Advertising and promotion	3,895	13,285	20,447	40,998
Repairs and maintenance	6,075	10,632	21,499	31,107
Utilities	4,170	7,458	13,238	20,656
Franchise costs	663	8,606	6,337	24,024
Property tax, ground lease and insurance	20,800	21,880	59,975	62,842
Other property-level expenses	9,528	30,913	47,109	97,768
Corporate overhead	6,582	7,395	22,414	22,989
Depreciation and amortization	33,005	37,573	104,290	110,484
Impairment losses	—	—	133,466	—
Total operating expenses	107,476	239,346	554,628	716,117

Interest and other income	139	3,762	2,751	13,497
Interest expense	(12,742)	(13,259)	(43,199)	(43,401)
Gain on sale of assets	189	—	189	—
Loss on extinguishment of debt	(210)	—	(210)	—
(Loss) income before income taxes	(91,190)	32,796	(364,551)	96,194
Income tax benefit (provision), net	83	749	(6,575)	1,185
Net (loss) income	(91,107)	33,545	(371,126)	97,379
Loss (income) from consolidated joint venture attributable to noncontrolling interest	1,816	(2,508)	4,436	(6,062)
Preferred stock dividends	(3,208)	(3,208)	(9,622)	(9,622)
(Loss) income attributable to common stockholders	$(92,499)	$27,829	$(376,312)	$81,695

Basic and diluted per share amounts:
Basic and diluted (loss) income attributable to common stockholders per common share	$(0.43)	$0.12	$(1.74)	$0.36

Basic and diluted weighted average common shares outstanding	214,257	224,530	216,498	226,369

Distributions declared per common share	$—	$0.05	$0.05	$0.15

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Supplemental Financial Information November 5, 2020

Reconciliation of Net (Loss) Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q3 and Q3 YTD 2020/2019

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2020	2019	2020	2019
Net (loss) income	$(91,107)	$33,545	$(371,126)	$97,379
Operations held for investment:
Depreciation and amortization	33,005	37,573	104,290	110,484
Interest expense	12,742	13,259	43,199	43,401
Income tax (benefit) provision, net	(83)	(749)	6,575	(1,185)
Gain on sale of assets	(189)	—	(189)	—
Impairment loss - hotel properties	—	—	131,164	—
EBITDAre	(45,632)	83,628	(86,087)	250,079

Operations held for investment:
Amortization of deferred stock compensation	2,238	2,146	7,509	7,168
Amortization of right-of-use assets and liabilities	(330)	(253)	(923)	(523)
Finance lease obligation interest - cash ground rent	(351)	(589)	(1,053)	(1,768)
Loss on extinguishment of debt	210	—	210	—
Property-level severance	6,844	—	7,957	—
Prior year property tax adjustments, net	(12)	(9)	214	289
Prior owner contingency funding	—	—	—	(900)
Impairment loss - abandoned development costs	—	—	2,302	—
Noncontrolling interest:
Loss (income) from consolidated joint venture attributable to noncontrolling interest	1,816	(2,508)	4,436	(6,062)
Depreciation and amortization	(808)	(793)	(2,418)	(2,072)
Interest expense	(244)	(532)	(970)	(1,650)
Amortization of right-of-use asset and liability	72	72	217	217
Impairment loss - abandoned development costs	—	—	(449)	—
Adjustments to EBITDAre, net	9,435	(2,466)	17,032	(5,301)
Adjusted EBITDAre, excluding noncontrolling interest	$(36,197)	$81,162	$(69,055)	$244,778

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Supplemental Financial Information November 5, 2020

Reconciliation of Net (Loss) Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 and Q3 YTD 2020/2019

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2020	2019	2020	2019
Net (loss) income	$(91,107)	$33,545	$(371,126)	$97,379
Preferred stock dividends	(3,208)	(3,208)	(9,622)	(9,622)
Operations held for investment:
Real estate depreciation and amortization	32,383	36,951	102,422	108,621
Gain on sale of assets	(189)	—	(189)	—
Impairment loss - hotel properties	—	—	131,164	—
Noncontrolling interest:
Loss (income) from consolidated joint venture attributable to noncontrolling interest	1,816	(2,508)	4,436	(6,062)
Real estate depreciation and amortization	(808)	(793)	(2,418)	(2,072)
FFO attributable to common stockholders	(61,113)	63,987	(145,333)	188,244

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	80	146	298	443
Noncash interest on derivatives and finance lease obligations, net	(762)	1,155	5,534	6,908
Loss on extinguishment of debt	210	—	210	—
Property-level severance	6,844	—	7,957	—
Prior year property tax adjustments, net	(12)	(9)	214	289
Prior owner contingency funding	—	—	—	(900)
Impairment loss - abandoned development costs	—	—	2,302	—
Noncash income tax provision (benefit), net	—	390	7,415	(246)
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	72	217	217
Noncash interest on derivatives, net	(1)	—	(27)	—
Impairment loss - abandoned development costs	—	—	(449)	—
Adjustments to FFO attributable to common stockholders, net	6,431	1,754	23,671	6,711
Adjusted FFO attributable to common stockholders	$(54,682)	$65,741	$(121,662)	$194,955
FFO attributable to common stockholders per diluted share	$(0.29)	$0.28	$(0.67)	$0.83
Adjusted FFO attributable to common stockholders per diluted share	$(0.26)	$0.29	$(0.56)	$0.86

Basic weighted average shares outstanding	214,257	224,530	216,498	226,369
Shares associated with unvested restricted stock awards	—	253	—	219
Diluted weighted average shares outstanding	214,257	224,783	216,498	226,588

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Supplemental Financial Information November 5, 2020

Pro Forma Consolidated Statements of Operations

FY 2019, Q4 2019 – Q1 2019

	Year Ended (1)	Quarter Ended (1)
(Unaudited and in thousands)	December 31,	December 31,	September 30,	June 30,	March 31,
	2019	2019	2019	2019	2019
Revenues
Room	$734,864	$179,984	$190,122	$199,177	$165,581
Food and beverage	257,325	62,730	57,902	70,534	66,159
Other operating	71,397	19,030	18,898	17,569	15,900
Total revenues	1,063,586	261,744	266,922	287,280	247,640

Operating Expenses
Room	195,127	48,663	50,184	49,742	46,538
Food and beverage	177,704	44,209	42,792	45,797	44,906
Other expenses	364,341	91,146	91,019	92,618	89,558
Corporate overhead	30,264	7,275	7,395	8,078	7,516
Depreciation and amortization	140,269	35,372	35,442	34,811	34,644
Total operating expenses	907,705	226,665	226,832	231,046	223,162

Interest and other income	16,557	3,060	3,762	4,811	4,924
Interest expense	(53,268)	(10,752)	(12,963)	(15,521)	(14,032)
Income before income taxes	119,170	27,387	30,889	45,524	15,370
Income tax benefit (provision), net	151	(1,034)	749	(2,676)	3,112
Net Income	$119,321	$26,353	$31,638	$42,848	$18,482

Adjusted EBITDAre, excluding noncontrolling interest (2)	$307,332	$72,720	$77,067	$94,283	$63,262

(1)	Includes the Company's ownership results for the 19 Hotel Portfolio. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles and the Renaissance Harborplace due to their sales in October 2019 and July 2020, respectively.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2019 can be found on page 16 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information November 5, 2020

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Stock (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$—	$119,321
Operations held for investment:
Depreciation and amortization	147,748	(760)	(6,719)	—	140,269
Interest expense	54,223	(955)	—	—	53,268
Income tax benefit, net	(151)	—	—	—	(151)
Gain on sale of assets	(42,935)	42,935	—	—	—
Impairment loss	24,713	—	(24,713)	—	—
EBITDAre	326,391	(3,759)	(9,925)	—	312,707

Operations held for investment:
Amortization of deferred stock compensation	9,313	—	—	—	9,313
Amortization of right-of-use assets and liabilities	(782)	—	—	—	(782)
Finance lease obligation interest - cash ground rent	(2,175)	772	—	—	(1,403)
Prior year property tax adjustments, net	168	—	—	—	168
Prior owner contingency funding	(900)	—	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	(7,060)
Depreciation and amortization	(2,875)	—	—	—	(2,875)
Interest expense	(2,126)	—	—	—	(2,126)
Amortization of right-of-use asset and liability	290	—	—	—	290
Adjustments to EBITDAre, net	(6,147)	772	—	—	(5,375)

Adjusted EBITDAre, excluding noncontrolling interest	$320,244	$(2,987)	$(9,925)	$—	$307,332

*Footnotes on Page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information November 5, 2020

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Stock (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$—	$119,321
Preferred stock dividends	(12,830)	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	145,260	(760)	(6,719)	—	137,781
Gain on sale of assets	(42,935)	42,935	—	—	—
Impairment loss	24,713	—	(24,713)	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	(7,060)
Real estate depreciation and amortization	(2,875)	—	—	—	(2,875)
FFO attributable to common stockholders	247,066	(2,804)	(9,925)	—	234,337

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	590	—	—	—	590
Noncash interest on derivatives and finance lease obligations, net	6,051	(183)	—	—	5,868
Prior year property tax adjustments, net	168	—	—	—	168
Prior owner contingency funding	(900)	—	—	—	(900)
Noncash income tax provision, net	688	—	—	—	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	290
Adjustments to FFO attributable to common stockholders, net	6,887	(183)	—	—	6,704

Adjusted FFO attributable to common stockholders	$253,953	$(2,987)	$(9,925)	$—	$241,041

FFO attributable to common stockholders per diluted share	$1.09				$1.09

Adjusted FFO attributable to common stockholders per diluted share	$1.12				$1.13

Basic weighted average shares outstanding	225,681			(11,868)	213,813
Shares associated with unvested restricted stock awards	276			—	276
Diluted weighted average shares outstanding	225,957			(11,868)	214,089

*Footnotes on Page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information November 5, 2020

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019 Footnotes

(1)	Actual represents the Company's ownership results for all 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles and the Renaissance Harborplace prior to their sales in October 2019 and July 2020, respectively.
(2)	Disposition: Represents the Company's ownership results for the Courtyard by Marriott Los Angeles and the Renaissance Harborplace, sold in October 2019 and July 2020, respectively.
(3)	Repurchase: Common Stock represents the 3,783,936 shares repurchased in connection with the Company's stock repurchase program in the second, third and fourth quarters of 2019, as well as the 9,770,081 shares repurchased in the first quarter of 2020.
(4)	Pro Forma represents the Company's ownership results for the 19 Hotel Portfolio, as well as the common stock repurchases in the second, third and fourth quarters of 2019, and the first quarter of 2020.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information November 5, 2020

CAPITALIZATION

CAPITALIZATION	Page 19

Supplemental Financial Information November 5, 2020

Comparative Capitalization
Q3 2020 – Q3 2019

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2020	2020	2020	2019	2019

Common Share Price & Dividends
At the end of the quarter	$7.94	$8.15	$8.71	$13.92	$13.74
High during quarter ended	$8.70	$10.65	$13.81	$14.41	$13.92
Low during quarter ended	$7.27	$7.04	$6.99	$13.25	$12.85
Common dividends per share	$—	$—	$0.05	$0.59	$0.05

Common Shares & Units
Common shares outstanding	215,636	215,636	215,541	224,855	224,862
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	215,636	215,636	215,541	224,855	224,862

Capitalization
Market value of common equity	$1,712,146	$1,757,430	$1,877,363	$3,129,982	$3,089,604
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	934,673	1,021,247	1,272,965	974,863	977,058
Consolidated total capitalization	2,836,819	2,968,677	3,340,328	4,294,845	4,256,662

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$2,781,819	$2,913,677	$3,285,328	$4,239,845	$4,201,662

Consolidated debt to consolidated total capitalization	32.9%	34.4%	38.1%	22.7%	23.0%
Pro rata debt to pro rata total capitalization	31.6%	33.2%	37.1%	21.7%	21.9%
Consolidated debt and preferred equity to consolidated total capitalization	39.6%	40.8%	43.8%	27.1%	27.4%
Pro rata debt and preferred equity to pro rata total capitalization	38.5%	39.7%	42.9%	26.2%	26.5%

CAPITALIZATION	Page 20

Supplemental Financial Information November 5, 2020

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2020	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt (1)	Hilton Times Square	4.97%	11/01/2020	$77,175	$77,175
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	108,744	106,855
Term Loan Facility (2)	Unsecured	3.79%	09/03/2022	85,000	85,000
Term Loan Facility (2)	Unsecured	4.05%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	80,525	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	58,229	51,987
Series A Senior Notes (3)	Unsecured	5.69%	01/10/2026	90,000	90,000
Series B Senior Notes (3)	Unsecured	5.79%	01/10/2028	115,000	115,000
Total Fixed Rate Debt				714,673	698,088
Variable Rate Debt
Secured Mortgage Debt (4)	Hilton San Diego Bayfront	1.22%	12/09/2023	220,000	220,000
Credit Facility (2)	Unsecured	L + 1.35% - 2.20%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$934,673	$918,088

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				76.5%
% Floating Rate Debt				23.5%
Average Interest Rate (5)				4.04%
Weighted Average Maturity of Debt (4)				3.3 years

(1)	The mortgage secured by the Hilton Times Square matured on November 1, 2020. The Company has not made a payment on this loan since April 2020, and is currently in default. The Company is working with the lender to explore various options, which could include a negotiated transfer of the hotel to the lender or the hotel's ground lessors or a discounted payoff of the loan.
(2)	In July 2020, the Company executed an amendment to the agreement governing its revolving credit facility and term loan facilities, providing covenant relief through the first quarter of 2021, with the first quarterly covenant test as of the period ended June 30, 2021. Under the terms of the amended agreement, a 25-basis point LIBOR floor was added for the remaining term of the facilities and interest was increased to 220 basis points, the high point of the pricing grid. The interest rates presented reflect the terms of the amended agreement.
(3)	In July 2020, the Company executed amendments to the agreement governing the Senior Notes, providing covenant relief through the first quarter of 2021, with the first quarterly covenant test as of the period ended June 30, 2021. Under the terms of the amended agreement, the annual interest rates of the Senior Notes increased by 1.0%. After the covenant relief period, the interest rates on the Senior Notes will decrease by 0.25% until the Company’s leverage ratio is below 5.0x. The interest rates presented reflect the terms of the amended agreement. In September 2020, the Company repaid $30.0 million and $5.0 million of its Series A and Series B Senior Notes, respectively, at par.
(4)	The Company has provided notice to the lender of its intent to exercise the first available one-year maturity date extension of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023. By extending this loan, the Company's weighted average maturity of debt increases from 2.6 years to 3.3 years.
(5)	Average Interest Rate is calculated based on rates at September 30, 2020, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 21

Supplemental Financial Information November 5, 2020

Consolidated Amortization and Debt Maturity Schedule

As of September 30, 2020

Principal Pymt at Maturity (1)
Scheduled Principal Amortization as of September 30, 2020
(dollar amounts in millions)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
77.2
1.6
106.9
4.4
85.0
3.4
320.0
3.6
72.1
3.5
52.0
90.0
115.0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Percent of Current Total Capitalization (2)	2.8%	3.9%	3.1%	11.4%	2.7%	1.8%	3.2%	0.0%	4.1%	0.0%	0.0%

(1)	The mortgage secured by the Hilton Times Square matured on November 1, 2020. The Company has not made a payment on this loan since April 2020, and is currently in default. The Company is working with the lender to explore various options, which could include a negotiated transfer of the hotel to the lender or the hotel's ground lessors or a discounted payoff of the loan. The Company has provided notice to the lender of its intent to exercise the first available one-year maturity date extension of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023.
(2)	Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2020 consolidated total capitalization as presented on page 20.

CAPITALIZATION	Page 22

Supplemental Financial Information November 5, 2020

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 23

Supplemental Financial Information November 5, 2020

Hotel Information as of November 5, 2020

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Open / Suspension Date (1)	Resumption Date (1)	Year Acquired

1	Hilton San Diego Bayfront (2) (3)	California	Hilton	1,190	11.90%	Leasehold	March 23, 2020	August 11, 2020	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	10.60%	Fee Simple	Open	N/A	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	8.21%	Fee Simple	March 22, 2020	October 1, 2020	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	8.07%	Fee Simple	March 26, 2020	August 24, 2020	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	7.81%	Fee Simple	March 20, 2020	October 1, 2020	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	5.47%	Fee Simple	March 25, 2020	November 1, 2020	2014
7	Renaissance Los Angeles Airport	California	Marriott	502	5.02%	Fee Simple	Open	N/A	2007
8	JW Marriott New Orleans (4)	Louisiana	Marriott	501	5.01%	Fee Simple	March 28, 2020	July 14, 2020	2011
9	Hilton Times Square (3)	New York	Hilton	478	4.78%	Leasehold	June 30, 2020		2006
10	Hyatt Centric Chicago Magnificent Mile (3)	Illinois	Hyatt	419	4.19%	Leasehold	April 6, 2020	July 13, 2020	2012
11	Marriott Boston Long Wharf	Massachusetts	Marriott	415	4.15%	Fee Simple	March 12, 2020	July 7, 2020	2007
12	Renaissance Long Beach	California	Marriott	374	3.74%	Fee Simple	Open	N/A	2005
13	Embassy Suites Chicago	Illinois	Hilton	368	3.68%	Fee Simple	April 1, 2020	July 1, 2020	2002
14	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.61%	Fee Simple	March 27, 2020		2012
15	Renaissance Westchester	New York	Marriott	348	3.48%	Fee Simple	April 4, 2020		2010
16	Embassy Suites La Jolla	California	Hilton	340	3.40%	Fee Simple	Open	N/A	2006
17	The Bidwell Marriott Portland	Oregon	Marriott	258	2.58%	Fee Simple	March 27, 2020	October 5, 2020	2000
18	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.52%	Fee Simple	March 28, 2020	July 13, 2020	2013
19	Oceans Edge Resort & Marina	Florida	Independent	175	1.75%	Fee Simple	March 22, 2020	June 4, 2020	2017

	Total 19 Hotel Portfolio			9,997	100%

(1)	In March 2020, the COVID-19 outbreak was declared a National Public Health Emergency, which led to material group cancellations, corporate and government travel restrictions and a significant decline in transient demand. As a result of these cancellations, restrictions, and the health concerns related to COVID-19, the Company determined that it was in the best interest of its hotel employees and the communities in which its hotels operate to temporarily suspend operations at the majority of its hotels. As of the date of this release, operations continue to be temporarily suspended at three of the Company’s hotels, and 16 hotels are operating under a significantly reduced capacity.
(2)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(3)	Assuming the full exercise of all lease extensions, the ground leases at the Hilton San Diego Bayfront, the Hilton Times Square, and the Hyatt Centric Chicago Magnificent Mile mature in 2071, 2091, and 2097, respectively.
(4)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operation.

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information November 5, 2020

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 25

Supplemental Financial Information November 5, 2020

Property-Level Operating Statistics

July 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	July			July			July
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Boston Park Plaza	$153.83	$234.25	-34.3%	15.2%	98.6%	-84.6%	$23.38	$230.97	-89.9%
2	Renaissance Los Angeles Airport	$122.24	$160.37	-23.8%	19.0%	91.7%	-79.3%	$23.23	$147.06	-84.2%
3	Renaissance Long Beach	$122.08	$191.33	-36.2%	26.7%	82.3%	-67.6%	$32.60	$157.46	-79.3%
4	Embassy Suites Chicago	$144.83	$214.33	-32.4%	13.2%	90.9%	-85.5%	$19.12	$194.83	-90.2%
5	Embassy Suites La Jolla	$117.40	$232.43	-49.5%	48.5%	93.4%	-48.1%	$56.94	$217.09	-73.8%
6	Oceans Edge Resort & Marina	$267.57	$212.00	26.2%	37.4%	92.6%	-59.6%	$100.07	$196.31	-49.0%

	6 Hotels Open for the Entire Third Quarter of 2020	$145.69	$212.15	-31.3%	22.5%	93.2%	-75.9%	$32.78	$197.72	-83.4%

7	Hilton San Diego Bayfront	$—	$287.97	-100.0%	0.0%	93.8%	-100.0%	$—	$270.12	-100.0%
8	Renaissance Washington DC	$—	$190.81	-100.0%	0.0%	82.8%	-100.0%	$—	$157.99	-100.0%
9	JW Marriott New Orleans	$153.86	$188.59	-18.4%	4.6%	68.7%	-93.3%	$7.08	$129.56	-94.5%
10	Hyatt Centric Chicago Magnificent Mile	$161.44	$193.01	-16.4%	4.8%	89.7%	-94.6%	$7.75	$173.13	-95.5%
11	Marriott Boston Long Wharf	$243.04	$379.90	-36.0%	11.4%	94.8%	-88.0%	$27.71	$360.15	-92.3%
12	Hilton New Orleans St. Charles	$99.22	$152.94	-35.1%	5.5%	59.9%	-90.8%	$5.46	$91.61	-94.0%

	6 Hotels Open for a Portion of the Third Quarter of 2020	$190.31	$248.91	-23.5%	2.9%	85.1%	-96.6%	$5.52	$211.82	-97.4%

	7 Hotels with Suspended Operations for the Entire Third Quarter of 2020	$—	$261.89	-100.0%	0.0%	88.6%	-100.0%	$—	$232.03	-100.0%

	19 Hotel Portfolio (1)	$151.93	$242.62	-37.4%	7.4%	88.6%	-91.6%	$11.24	$214.96	-94.8%

	Add: Sold Hotel (2)
	Renaissance Harborplace	$116.88	$159.11	-26.5%	16.7%	74.4%	-77.6%	$19.52	$118.38	-83.5%

	Actual Portfolio (3)	$151.00	$238.47	-36.7%	7.5%	87.8%	-91.5%	$11.33	$209.38	-94.6%

(1)	19 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2020.
(2)	Sold Hotel includes the Renaissance Harborplace sold by the Company in July 2020.
(3)	Actual Portfolio includes the 19 Hotel Portfolio plus the Renaissance Harborplace prior to its sale in July 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information November 5, 2020

Property-Level Operating Statistics

August 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	August			August			August
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Boston Park Plaza	$146.22	$224.18	-34.8%	19.9%	97.5%	-79.6%	$29.10	$218.58	-86.7%
2	Renaissance Los Angeles Airport	$103.98	$154.59	-32.7%	32.3%	95.0%	-66.0%	$33.59	$146.86	-77.1%
3	Renaissance Long Beach	$139.90	$173.75	-19.5%	24.3%	85.8%	-71.7%	$34.00	$149.08	-77.2%
4	Embassy Suites Chicago	$131.42	$206.16	-36.3%	14.7%	94.3%	-84.4%	$19.32	$194.41	-90.1%
5	Embassy Suites La Jolla	$112.99	$209.70	-46.1%	64.3%	91.9%	-30.0%	$72.65	$192.71	-62.3%
6	Oceans Edge Resort & Marina	$208.07	$180.61	15.2%	39.6%	87.2%	-54.6%	$82.40	$157.49	-47.7%

	6 Hotels Open for the Entire Third Quarter of 2020	$132.31	$198.91	-33.5%	28.6%	93.8%	-69.5%	$37.84	$186.58	-79.7%

7	Hilton San Diego Bayfront	$164.63	$241.60	-31.9%	12.7%	90.3%	-85.9%	$20.91	$218.16	-90.4%
8	Renaissance Washington DC	$204.58	$165.51	23.6%	3.4%	76.4%	-95.5%	$6.96	$126.45	-94.5%
9	JW Marriott New Orleans	$137.27	$144.27	-4.9%	10.6%	85.3%	-87.6%	$14.55	$123.06	-88.2%
10	Hyatt Centric Chicago Magnificent Mile	$169.42	$198.97	-14.9%	6.2%	91.0%	-93.2%	$10.50	$181.06	-94.2%
11	Marriott Boston Long Wharf	$243.25	$363.04	-33.0%	18.5%	95.0%	-80.5%	$45.00	$344.89	-87.0%
12	Hilton New Orleans St. Charles	$96.53	$112.14	-13.9%	21.1%	70.0%	-69.9%	$20.37	$78.50	-74.1%

	6 Hotels Open for a Portion of the Third Quarter of 2020	$170.22	$215.63	-21.1%	10.8%	85.7%	-87.4%	$18.38	$184.79	-90.1%

	7 Hotels with Suspended Operations for the Entire Third Quarter of 2020	$—	$261.59	-100.0%	0.0%	84.4%	-100.0%	$—	$220.78	-100.0%

	19 Hotel Portfolio (1)	$144.42	$226.44	-36.2%	11.9%	87.5%	-86.4%	$17.19	$198.14	-91.3%

(1)	19 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information November 5, 2020

Property-Level Operating Statistics

September 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	September			September			September
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Boston Park Plaza	$142.60	$260.88	-45.3%	19.7%	92.8%	-78.8%	$28.09	$242.10	-88.4%
2	Renaissance Los Angeles Airport	$114.30	$145.60	-21.5%	32.8%	89.8%	-63.5%	$37.49	$130.75	-71.3%
3	Renaissance Long Beach	$155.06	$186.59	-16.9%	26.9%	83.2%	-67.7%	$41.71	$155.24	-73.1%
4	Embassy Suites Chicago	$127.45	$235.05	-45.8%	16.8%	91.8%	-81.7%	$21.41	$215.78	-90.1%
5	Embassy Suites La Jolla	$125.57	$197.17	-36.3%	67.2%	85.0%	-20.9%	$84.38	$167.59	-49.7%
6	Oceans Edge Resort & Marina	$201.48	$137.75	46.3%	48.2%	70.1%	-31.2%	$97.11	$96.56	0.6%

	6 Hotels Open for the Entire Third Quarter of 2020	$138.75	$213.85	-35.1%	30.1%	88.5%	-66.0%	$41.76	$189.26	-77.9%

7	Hilton San Diego Bayfront	$146.06	$257.36	-43.2%	42.6%	82.9%	-48.6%	$62.22	$213.35	-70.8%
8	Renaissance Washington DC	$141.18	$241.91	-41.6%	3.1%	77.6%	-96.0%	$4.38	$187.72	-97.7%
9	JW Marriott New Orleans	$122.78	$196.47	-37.5%	20.1%	81.1%	-75.2%	$24.68	$159.34	-84.5%
10	Hyatt Centric Chicago Magnificent Mile	$166.42	$234.36	-29.0%	6.8%	88.4%	-92.3%	$11.32	$207.17	-94.5%
11	Marriott Boston Long Wharf	$223.26	$399.27	-44.1%	18.3%	92.2%	-80.2%	$40.86	$368.13	-88.9%
12	Hilton New Orleans St. Charles	$113.39	$155.60	-27.1%	52.1%	76.5%	-31.9%	$59.08	$119.03	-50.4%

	6 Hotels Open for a Portion of the Third Quarter of 2020	$145.69	$254.58	-42.8%	24.2%	82.7%	-70.7%	$35.26	$210.54	-83.3%

	7 Hotels with Suspended Operations for the Entire Third Quarter of 2020	$—	$272.67	-100.0%	0.0%	81.3%	-100.0%	$—	$221.68	-100.0%

	19 Hotel Portfolio (1)	$143.05	$248.70	-42.5%	17.2%	83.9%	-79.5%	$24.60	$208.66	-88.2%

(1)	19 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information November 5, 2020

Property-Level Operating Statistics

Q3 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	Three Months Ended September 30,			Three Months Ended September 30,			Three Months Ended September 30,
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Boston Park Plaza	$147.08	$239.18	-38.5%	18.2%	96.3%	-81.1%	$26.77	$230.33	-88.4%
2	Renaissance Los Angeles Airport	$112.10	$153.67	-27.1%	28.0%	92.2%	-69.6%	$31.39	$141.68	-77.8%
3	Renaissance Long Beach	$138.86	$183.73	-24.4%	26.0%	83.8%	-69.0%	$36.10	$153.97	-76.6%
4	Embassy Suites Chicago	$133.96	$218.23	-38.6%	14.9%	92.3%	-83.9%	$19.96	$201.43	-90.1%
5	Embassy Suites La Jolla	$118.79	$213.78	-44.4%	59.9%	90.2%	-33.6%	$71.16	$192.83	-63.1%
6	Oceans Edge Resort & Marina	$223.59	$180.60	23.8%	41.7%	83.5%	-50.1%	$93.24	$150.80	-38.2%

	6 Hotels Open for the Entire Third Quarter of 2020	$138.40	$208.13	-33.5%	27.0%	91.9%	-70.6%	$37.37	$191.27	-80.5%

7	Hilton San Diego Bayfront	$150.47	$262.84	-42.8%	18.2%	89.1%	-79.6%	$27.39	$234.19	-88.3%
8	Renaissance Washington DC	$178.55	$198.93	-10.2%	2.1%	79.0%	-97.3%	$3.75	$157.15	-97.6%
9	JW Marriott New Orleans	$131.35	$174.99	-24.9%	11.7%	78.3%	-85.1%	$15.37	$137.02	-88.8%
10	Hyatt Centric Chicago Magnificent Mile	$166.12	$208.34	-20.3%	5.9%	89.7%	-93.4%	$9.80	$186.88	-94.8%
11	Marriott Boston Long Wharf	$235.77	$380.36	-38.0%	16.0%	94.0%	-83.0%	$37.72	$357.54	-89.5%
12	Hilton New Orleans St. Charles	$107.75	$139.90	-23.0%	26.0%	68.8%	-62.2%	$28.02	$96.25	-70.9%

	6 Hotels Open for a Portion of the Third Quarter of 2020	$156.32	$239.35	-34.7%	12.5%	84.5%	-85.2%	$19.54	$202.25	-90.3%

	7 Hotels with Suspended Operations for the Entire Third Quarter of 2020	$—	$265.16	-100.0%	0.0%	84.8%	-100.0%	$—	$224.86	-100.0%

	19 Hotel Portfolio (1)	$145.33	$239.03	-39.2%	12.1%	86.7%	-86.0%	$17.58	$207.24	-91.5%

	Add: Sold Hotel (2)
	Renaissance Harborplace	$116.88	$163.39	-28.5%	16.7%	78.3%	-78.7%	$19.52	$127.93	-84.7%

	Actual Portfolio (3)	$145.17	$235.00	-38.2%	12.1%	86.2%	-86.0%	$17.57	$202.57	-91.3%

(1)	19 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2020.
(2)	Sold Hotel includes the Renaissance Harborplace sold by the Company in July 2020.
(3)	Actual Portfolio includes the 19 Hotel Portfolio plus the Renaissance Harborplace prior to its sale in July 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information November 5, 2020

Property-Level Operating Statistics

Q3 YTD 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	Nine Months Ended September 30,			Nine Months Ended September 30,			Nine Months Ended September 30,
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Boston Park Plaza	$147.00	$217.24	-32.3%	26.1%	91.4%	-71.4%	$38.37	$198.56	-80.7%
2	Renaissance Los Angeles Airport	$131.38	$149.54	-12.1%	38.6%	90.9%	-57.5%	$50.71	$135.93	-62.7%
3	Renaissance Long Beach (1)	$161.69	$193.19	-16.3%	37.9%	82.9%	-54.3%	$61.28	$160.15	-61.7%
4	Embassy Suites Chicago	$123.89	$192.22	-35.5%	25.0%	88.7%	-71.8%	$30.97	$170.50	-81.8%
5	Embassy Suites La Jolla	$148.63	$206.01	-27.9%	53.3%	88.9%	-40.0%	$79.22	$183.14	-56.7%
6	Oceans Edge Resort & Marina	$286.57	$244.81	17.1%	44.7%	90.2%	-50.4%	$128.10	$220.82	-42.0%

	6 Hotels Open for the Entire Third Quarter of 2020	$154.09	$199.17	-22.6%	34.2%	89.5%	-61.8%	$52.70	$178.26	-70.4%

7	Hilton San Diego Bayfront	$220.75	$257.32	-14.2%	25.9%	81.1%	-68.1%	$57.17	$208.69	-72.6%
8	Renaissance Washington DC	$221.53	$230.93	-4.1%	19.5%	79.7%	-75.5%	$43.20	$184.05	-76.5%
9	JW Marriott New Orleans	$214.59	$205.67	4.3%	25.3%	84.4%	-70.0%	$54.29	$173.59	-68.7%
10	Hyatt Centric Chicago Magnificent Mile	$131.15	$193.29	-32.1%	18.0%	82.5%	-78.2%	$23.61	$159.46	-85.2%
11	Marriott Boston Long Wharf	$229.97	$337.94	-31.9%	25.5%	87.5%	-70.9%	$58.64	$295.70	-80.2%
12	Hilton New Orleans St. Charles	$161.42	$168.21	-4.0%	30.2%	76.6%	-60.6%	$48.75	$128.85	-62.2%

	6 Hotels Open for a Portion of the Third Quarter of 2020	$207.83	$240.67	-13.6%	23.7%	81.8%	-71.0%	$49.26	$196.87	-75.0%

	7 Hotels with Suspended Operations for the Entire Third Quarter of 2020	$270.96	$269.05	0.7%	20.4%	85.9%	-76.3%	$55.28	$231.11	-76.1%

	19 Hotel Portfolio (2)	$205.64	$238.59	-13.8%	25.5%	85.4%	-70.1%	$52.44	$203.76	-74.3%

	Add: Sold Hotel (3)
	Renaissance Harborplace	$134.41	$166.57	-19.3%	26.7%	63.4%	-57.9%	$35.89	$105.61	-66.0%

	Actual Portfolio (4)	$202.59	$235.40	-13.9%	25.5%	84.1%	-69.7%	$51.66	$197.97	-73.9%

(1)	Excludes the effects of a $(0.4) million adjustment to airline crew room revenue recorded in June 2020.
(2)	19 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2020.
(3)	Sold Hotel includes the Renaissance Harborplace sold by the Company in July 2020.
(4)	Actual Portfolio includes the 19 Hotel Portfolio plus the Renaissance Harborplace prior to its sale in July 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information November 5, 2020

PROPERTY-LEVEL ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31

Supplemental Financial Information November 5, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2020

	Hotels sorted by number of rooms	Three Months Ended September 30, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre (2)	Margins (2)
1	Boston Park Plaza	$3,377	$(7,343)	$(250)	$4,520	$—	$(3,073)	-91.0%
2	Renaissance Los Angeles Airport	1,820	(1,780)	131	1,060	—	(589)	-32.4%
3	Renaissance Long Beach	1,489	(1,647)	218	957	—	(472)	-31.7%
4	Embassy Suites Chicago	956	(2,201)	11	754	—	(1,436)	-150.2%
5	Embassy Suites La Jolla	2,748	(1,357)	—	1,038	627	308	11.2%
6	Oceans Edge Resort & Marina	2,902	(499)	(13)	880	—	368	12.7%

	6 Hotels Open for the Entire Third Quarter of 2020	13,292	(14,827)	97	9,209	627	(4,894)	-36.8%

7	Hilton San Diego Bayfront	5,192	(7,269)	(292)	3,230	975	(3,356)	-64.6%
8	Renaissance Washington DC	462	(7,587)	252	1,926	1,645	(3,764)	-814.7%
9	JW Marriott New Orleans	1,036	(3,889)	66	1,612	871	(1,340)	-129.3%
10	Hyatt Centric Chicago Magnificent Mile	409	(3,384)	(508)	1,160	350	(2,382)	-582.4%
11	Marriott Boston Long Wharf	1,953	(4,702)	(22)	2,773	—	(1,951)	-99.9%
12	Hilton New Orleans St. Charles	841	(898)	(1)	624	—	(275)	-32.7%

	6 Hotels Open for a Portion of the Third Quarter of 2020	9,893	(27,729)	(505)	11,325	3,841	(13,068)	-132.1%

	7 Hotels with Suspended Operations for the Entire Third Quarter of 2020	1,022	(40,208)	6,446	12,215	2,098	(19,449)	-1,903.0%

	19 Hotel Portfolio (3)	24,207	(82,764)	6,038	32,749	6,566	(37,411)	-154.5%

	Add: Sold Hotel (4)
	Renaissance Harborplace	85	(105)	—	—	—	(105)	-123.5%

	Actual Portfolio (5)	$24,292	$(82,869)	$6,038	$32,749	$6,566	$(37,516)	-154.4%

*Footnotes on page 34

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information November 5, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2020

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (6)	Depreciation	Interest Expense	Adjusted EBITDAre (2)	Margins (2)
1	Boston Park Plaza	$15,380	$(23,552)	$(179)	$13,548	$—	$(10,183)	-66.2%
2	Renaissance Los Angeles Airport	9,341	(4,549)	138	3,193	—	(1,218)	-13.0%
3	Renaissance Long Beach	7,920	(3,785)	289	2,918	—	(578)	-7.3%
4	Embassy Suites Chicago	3,972	(6,323)	231	2,250	—	(3,842)	-96.7%
5	Embassy Suites La Jolla	8,804	(3,718)	—	3,142	1,875	1,299	14.8%
6	Oceans Edge Resort & Marina	10,169	(175)	(13)	2,565	—	2,377	23.4%

	6 Hotels Open for the Entire Third Quarter of 2020	55,586	(42,102)	466	27,616	1,875	(12,145)	-21.8%

7	Hilton San Diego Bayfront	32,767	(15,948)	(844)	9,670	3,882	(3,240)	-9.9%
8	Renaissance Washington DC	15,582	(17,810)	476	6,035	4,971	(6,328)	-40.6%
9	JW Marriott New Orleans	10,360	(7,590)	112	4,872	2,614	8	0.1%
10	Hyatt Centric Chicago Magnificent Mile	3,785	(10,570)	(1,405)	3,956	1,051	(6,968)	-184.1%
11	Marriott Boston Long Wharf	10,213	(14,035)	163	8,243	—	(5,629)	-55.1%
12	Hilton New Orleans St. Charles	3,983	(2,101)	9	1,914	—	(178)	-4.5%

	6 Hotels Open for a Portion of the Third Quarter of 2020	76,690	(68,054)	(1,489)	34,690	12,518	(22,335)	-29.1%

	7 Hotels with Suspended Operations for the Entire Third Quarter of 2020	84,907	(77,022)	7,343	38,597	5,262	(25,820)	-30.4%

	19 Hotel Portfolio (3)	217,183	(187,178)	6,320	100,903	19,655	(60,300)	-27.8%

	Add: Sold Hotel (4)
	Renaissance Harborplace	6,330	(5,475)	(57)	2,622	—	(2,910)	-46.0%

	Actual Portfolio (5)	$223,513	$(192,653)	$6,263	$103,525	$19,655	$(63,210)	-28.3%

*Footnotes on page 34

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33

Supplemental Financial Information November 5, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 and Q3 YTD 2020 Footnotes

(1)	Other Adjustments for the third quarter of 2020 include: $(0.3) million in amortization of the operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square, and the JW Marriott New Orleans; $(0.3) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a $(0.1) million true-up in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; a total of $6.8 million in severance recorded at a majority of the 19 Hotels; a total of $(0.6) million in credit card merchant class action settlement proceeds received at the Boston Park Plaza, the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile, and the Oceans Edge Resort & Marina; $0.5 million in legal fees at the Renaissance Westchester; and a $(12,000) prior year property tax credit received at the Renaissance Long Beach.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In the third quarter of 2020, a $(12,000) credit was received at the Renaissance Long Beach. In the first nine months of 2020, total net assessments of $0.2 million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Renaissance Harborplace, and the Renaissance Long Beach.
(3)	19 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2020.
(4)	Sold Hotel includes the Renaissance Harborplace sold by the Company in July 2020.
(5)	Actual Portfolio includes the 19 Hotel Portfolio plus the Renaissance Harborplace prior to its sale in July 2020.
(6)	Other Adjustments for the first nine months of 2020 include: $(0.8) million in amortization of the operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square, and the JW Marriott New Orleans; $(1.0) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $10,000 in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; a total of $8.0 million in severance recorded at a majority of the 19 Hotels; a total of $(0.6) million in credit card merchant class action settlement proceeds received at the Boston Park Plaza, the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile, and the Oceans Edge Resort & Marina; $0.5 million in legal fees at the Renaissance Westchester; and a total of $0.2 million in prior year property tax net assessments at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Renaissance Harborplace, and the Renaissance Long Beach.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 34